EXHIBIT 10.4

ESCROW AGREEMENT

This ESCROW AGREEMENT (this “Agreement”) is dated as of April 27, 2005, by and among (i) Sunstone Hotel Investors, Inc., a corporation organized under the laws of the State of Maryland (the “Company”), (ii) BIP REIT Private Limited, a Singapore corporation (together with its successors and assigns, the “Purchaser”) and (iii) Citibank, N.A., a national banking institution incorporated under the laws of the United States of America (the “Escrow Agent”). The Company and the Purchaser are sometimes referred to herein collectively as the “Payors.”

WITNESSETH:

WHEREAS, an escrow account shall be established pursuant to the Stock Purchase Agreement (the “Escrow Account”), dated as of April 27, 2005, by and among the Company and Purchaser (the “Purchase Agreement”); and

WHEREAS, the Purchase Agreement contemplates (i) the Company delivering to the Escrow Agent one or more certificates evidencing all of the shares of common stock, $0.01 par value, of the Company (the “Common Stock”) purchased by the Purchaser thereunder, to be held by the Escrow Agent pursuant to this Agreement and (ii) the Purchaser depositing $77,437,500.00 to the Escrow Agent to be held and disbursed pursuant to this Agreement.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

1. Appointment of Escrow Agent. Purchaser and the Company hereby jointly appoint and designate Citibank, N.A. as the Escrow Agent for the Escrow Property (as defined in Section 2 below), and direct Citibank, N.A. as the Escrow Agent to maintain the Escrow Account upon the terms and conditions set forth in this Agreement. Citibank, N.A. hereby accepts such appointment as the Escrow Agent for the Escrow Property (as defined in Section 2 below), and agrees to maintain the Escrow Account in accordance with this Agreement.

2. Escrow.

(i) Escrowed Cash. Within 5 business days of the execution of this Agreement, Purchaser shall deposit with the Escrow Agent $77,437,500.00 in cash, by wire transfer of immediately available funds (the “Cash Deposit”). The Cash Deposit, plus all interest, dividends and other distributions and payments thereon (collectively, the “Earnings”) received by the Escrow Agent, less any property and/or funds distributed or paid in accordance with this Agreement are collectively referred to herein as the “Cash Escrow Fund.” The Escrow Agent shall hold the Cash Escrow Fund and shall administer the same in accordance with the terms of this Agreement.

(ii) Escrowed Shares. Upon the earlier to occur of the date that is (a) one business day after the Purchaser delivers written notice to the Company pursuant to this Section 2(ii), (b) one business day prior to the Closing and (c) two business days prior to the record date for the next Distribution (as defined herein), the Company shall deliver to the Escrow Agent one or more certificates evidencing 3,750,000 shares (the “Escrowed Shares”) of Common Stock (the “Stock Escrow Fund”). The Escrow Agent shall hold the Stock Escrow Fund and shall administer the same in accordance with the terms of this Agreement. The Cash Escrow Fund and the Stock Escrow Fund shall be known collectively as the “Escrowed Property.” Upon receipt of the Cash Deposit, the Escrow Agent will promptly acknowledge such receipt via facsimile transmission in the form set forth as Exhibit A-1. Upon receipt of the Escrowed Shares, the Escrow Agent will promptly acknowledge such receipt via facsimile transmission in the form set forth as Exhibit A-2.

(iii) Voting of Escrow Shares. The Purchaser shall be entitled to vote all of the Escrowed Shares in the Stock Escrow Fund. The Company shall deliver to the Purchaser all proxy statements and other documents furnished by the Company to its other stockholders.

(iv) Dividends, etc. Any cash, securities or other property paid or payable, whether by way of dividend or otherwise (collectively, “Distributions”), in respect of or in exchange for any Escrowed Shares shall be delivered to and held by the Escrow Agent in the Stock Escrow Fund.

3. Disbursement and Release of Escrowed Property.

The Escrow Agent shall disburse the Escrow Property as follows:

(i) Closing Instructions. At the closing (the “Closing”) under the Purchase and Sale Agreement, dated as of April     , 2005, by and between the Company and Marriott International, Inc. (“Marriott”), pursuant to which the Company will acquire certain of the hotel properties currently owned by CTF Holdings, Ltd. (the “Acquisition Agreement”), the Company and Purchaser shall deliver to the Escrow Agent joint written instructions in the form attached hereto as Exhibit B (the “Closing Instructions”) authorizing and directing the Escrow Agent to deliver at the Closing the Cash Escrow Fund to the Company and the Stock Escrow Fund to the Purchaser, and the Escrow Agent shall so release the Escrow Property in accordance with such Closing Instructions. The Company and the Purchaser will provide the Escrow Agent with at least two Business Days’ prior notice of the anticipated date and time of the Closing.

(ii) Early Termination Instructions. If the Acquisition Agreement is terminated pursuant to any provision thereof on or prior to June 30, 2005, on the date of such termination, the Company and Purchaser shall deliver to the Escrow Agent joint written instructions in the form attached hereto as Exhibit C (the “Early Termination Instructions”) authorizing and directing the Escrow Agent to release the Cash Escrow Fund to the Purchaser and the Stock Escrow Fund to the Company, and the Escrow Agent shall, not later than two Business Days after receipt of the Purchaser Instructions, so release the Escrow Property to Purchaser and the Company in accordance with such Early Termination Instructions.

(iii) Purchaser Instructions. If the Acquisition Agreement is terminated pursuant to any provision thereof on or after July 1, 2005 or the Closing shall not have occurred by September 23, 2005 (the “Refund Date”), on the date of such termination or the Refund Date, as applicable, the Company and Purchaser shall deliver to the Escrow Agent joint written instructions in the form attached hereto as Exhibit D (the “Purchaser Instructions”) authorizing and directing the Escrow Agent (1) to release to the Purchaser the Cash Deposit plus the Earnings that accrued on the Cash Deposit through and including June 30, 2005 and to the Company the Earnings that accrued from and after July 1, 2005, and the Escrow Agent shall, not later than two Business Days after receipt of the Purchaser Instructions, so release the Cash Escrow Fund to Purchaser and the Company in accordance with such Purchaser Instructions and (2) on the date the Company delivers to the Escrow Agent the dividend with respect to the Escrowed Shares for the quarter in which such termination or such Refund Date occurs (the “Dividend Payment Date”) (which the Company presently expects will be on or about October 15, 2005 with respect to the dividend for the third quarter of 2005), the Escrow Agent shall release to the Purchaser the portion of the Distributions attributable to the Escrowed Shares for the period from July 1, 2005 through the date of delivery of the Purchaser Instructions and shall release to the Company (a) the portion of the Distributions attributable to the Escrowed Shares for the period prior to and including June 30, 2005, (b) the portion of the Distributions attributable to the Escrowed Shares for the period after the date of delivery of the Purchaser Instructions through the Dividend Payment Date and (c) the Escrowed Shares.

4. Fees of Escrow Agent.

(i) At the time of execution of this Agreement, the Payors shall pay the Escrow Agent an acceptance fee of $1,000, which amount shall be paid by the Company, as agreed solely between the Company and the Purchaser. In addition, the Payors shall pay the Escrow Agent a fee of $9,000 per annum or part thereof, which amount shall be paid by the Company, as agreed solely between the Company and the Purchaser, payable upon execution of this Agreement and thereafter on each anniversary date of this Agreement, if applicable. Payors, severally and in equal proportions, agree to reimburse the Escrow Agent for all reasonable expenses, disbursements and advances incurred or made by the Escrow Agent in performance of its duties hereunder (including reasonable fees, expenses and disbursements of its counsel). It is understood that the Escrow Agent’s fees may be adjusted from time to time to conform to its then current guidelines.

(ii) The Payors, severally and in equal proportions, shall be responsible for and shall reimburse the Escrow Agent upon demand for all fees, expenses and disbursements incurred or made by the Escrow Agent in connection with this Agreement.

5. Rights and Duties of the Escrow Agent.

(i) The duties, responsibilities and obligations of the Escrow Agent shall be limited to those expressly set forth herein, and no other duties, responsibilities or obligations shall be inferred or implied.

(ii) The Escrow Agent shall not be subject to, nor required to comply with, any other agreement between or among any or all of the Payors or to which any Payor is a party (including but not limited to the Purchase Agreement or the Acquisition Agreement), even though reference thereto may be made herein, or to comply with any direction or instruction (other than those contained herein or delivered in accordance with this Agreement) from any Payor or an entity acting on the behalf of any Payor.

(iii) The Escrow Agent shall not be required to expend or risk any of its own funds or otherwise incur any financial or other liability in the performance of any of its duties hereunder.

(iv) If at any time the Escrow Agent is served with any judicial or administrative order, judgment, decree, writ or other form of judicial or administrative process which in any way affects the Escrow Property (including but not limited to orders of attachment or garnishment or other forms of levies or injunctions or stays relating to the transfer of the Escrow Property), the Escrow Agent is authorized to comply therewith in any manner it or legal counsel of its own choosing deems appropriate; and if the Escrow Agent complies with any such judicial or administrative order, judgment, decree, writ or other form of judicial or administrative process, the Escrow Agent shall not be liable to any of the parties hereto or to any other person or entity even though such order, judgment, decree, writ or process may be subsequently modified or vacated or otherwise determined to have been without legal force or effect.

(v) The Escrow Agent shall not be liable for any action taken or omitted by it in good faith and with due care or for any loss or injury resulting from its actions or its performance or lack of performance of its duties hereunder in the absence of gross negligence or willful misconduct on its part. In no event shall the Escrow Agent be liable (A) for acting in good faith in accordance with or relying upon any instruction, notice, demand, certificate or document from any Payor or any entity acting on behalf of any Payor, (B) for any indirect, consequential, punitive or special damages, regardless of the form of action and whether or not any such damages were foreseeable or contemplated, (C) for the acts or omissions of its nominees, correspondents, designees, agents, subagents or subcustodians appointed with due care by the Escrow Agent, (D) for the investment or reinvestment of any cash held by it hereunder, in each case in good faith, in accordance with the terms hereof, including without limitation any liability for any delays (not resulting from its gross negligence or willful misconduct) in the investment or reinvestment of the Escrow Property, or any loss of interest incident to any such delays, or (E) for an amount in excess of the value of the Deposit, but only to the extent of direct money damages.

(vi) If the Escrow Agent is instructed to make a distribution pursuant to Section 3 of this Agreement and any reasonable fees, expenses or costs incurred by, or any obligations owed to, the Escrow Agent or its counsel hereunder have not been promptly paid when due, the Escrow Agent may reimburse itself therefore from the Escrow Property and may sell, convey or otherwise dispose of any Escrow Property for such purpose. The Escrow Agent may in its sole discretion withhold from any distribution of Escrow Property an amount of Escrow Property it believes would, upon sale or liquidation, produce proceeds equal to any unpaid amounts to which the Escrow Agent is entitled to hereunder.

(vii) The Escrow Agent may consult with legal counsel of its own choosing in the event of any dispute or question as to the meaning or construction of any of the provisions hereof or its duties under this Agreement, and the Escrow Agent shall not incur any liability in acting in good faith in accordance with any advice from such counsel. Payors, severally and in equal proportions, agree to reimburse the Escrow Agent on demand for such reasonable legal fees, disbursements and expenses.

(viii) The Escrow Agent shall not incur any liability for not performing any act or fulfilling any duty, obligation or responsibility hereunder by reason of any occurrence beyond the control of the Escrow Agent (including but not limited to any act or provision of any present or future law or regulation or governmental authority, any act of God or war, or the unavailability of the Federal Reserve Bank wire or facsimile or other wire or communication facility).

(ix) The Escrow Agent shall be entitled to rely upon any order, judgment, certification, demand, notice, instrument or other writing delivered to it hereunder without being required to determine the authenticity or the correctness of any fact stated therein or the propriety or validity or the service thereof. The Escrow Agent may act in reliance upon any instrument or signature believed by it in good faith and with due care to be genuine and may assume that any person purporting to give receipt or advice to make any statement or execute any document in connection with the provisions hereof has been duly authorized to do so.

(x) Unless otherwise specifically set forth herein, the Escrow Agent shall proceed as soon as practicable to collect any checks or other collection items at any time deposited hereunder. Should the Escrow Agent in its sole discretion or otherwise credit Earnings before the same are finally collected, such credits shall be provisional and may be reversed by the Escrow Agent without notice until such time as the same shall be finally collected. All such collections shall be subject to the Escrow Agent’s usual collections practices or terms regarding items received by the Escrow Agent for deposit or collection. The Escrow Agent shall not be required, or have any duty, to notify anyone of any payment or maturity under the terms of any instrument deposited hereunder, nor to take any legal action to enforce payment of any check, note or security deposited hereunder or to exercise any right or privilege which may be afforded to the holder of any such security.

(xi) The Escrow Agent shall not be responsible in any respect for the form, execution, validity, value or genuineness of documents or securities deposited hereunder, or for any description therein, or for the identity, authority or rights of persons executing or delivering or purporting to execute or deliver any such document, security or endorsement. The Escrow Agent shall not be called upon to advise any party as to the wisdom in selling or retaining or taking or refraining from any action with respect to any securities or other property deposited hereunder.

(xii) The Escrow Agent shall not be under any duty to give the Escrow Property held by it hereunder any greater degree of care than it gives its own similar property and shall not be required to invest any funds held hereunder except as directed in this Agreement. Uninvested funds held hereunder shall not earn or accrue interest.

(xiii) When the Escrow Agent is instructed in writing to deliver securities against payment, or to effect payment against delivery, delivery and receipt of payment may not be completed simultaneously, and each Payor agrees that the Escrow Agent shall incur no liability for any credit risk involved, and that the Escrow Agent may deliver and receive securities, and arrange for payments to be made and received, in accordance with customs prevailing from time to time among brokers or dealers in such securities.

(xiv) At any time the Escrow Agent may request an instruction in writing in English from the Payors, and may, at its own option, include in such request the course of action it proposes to take and the date on which it proposes to act, regarding any matter arising in connection with its duties and obligations hereunder. The Escrow Agent shall not be liable for acting in accordance with such a proposal on or after the date specified therein, provided that the specified date shall be at least one Business Day after the Payor(s) receive the Escrow Agent’s request for instructions and its proposed course of action, and provided further that, prior to so acting, the Escrow Agent has not received the written instructions requested.

(xv) The Payors, severally and in equal proportions, shall be liable for and shall reimburse and indemnify the Escrow Agent (and any predecessor Escrow Agent) and hold the Escrow Agent harmless from and against any and all claims, losses, actions, liabilities, costs, damages or expenses (including reasonable attorneys’ fees and expenses) (collectively “Losses”) arising from or in connection with its administration of this Agreement, provided, however, that nothing contained herein shall require the Escrow Agent to be indemnified for Losses caused by its own gross negligence or own willful misconduct. In addition, when the Escrow Agent acts on any information, instructions, communications (including, but not limited to, communications with respect to the delivery of securities or the wire transfer of funds) sent by telephone, telex or facsimile, the Escrow Agent, absent gross negligence or willful misconduct, shall not be responsible or liable in the event such communication is not an authorized or authentic communication of the Payor(s) or is not in the form the Payor(s) sent or intended to send (whether due to fraud, distortion or otherwise). The Payor(s) shall severally indemnify the Escrow Agent against any loss, liability, claim or expense (including reasonable legal fees and expenses) it may incur with its acting in accordance with any such communication. This paragraph shall survive the termination of this Agreement or the removal of the Escrow Agent.

(xvi) In the event of any ambiguity or uncertainty hereunder or in any notice, instruction or other communication received by the Escrow Agent hereunder, the Escrow Agent may, in its sole discretion, refrain from taking any action other than retain possession of the Escrow Property, unless the Escrow Agent receives written instructions, signed by all Payors, which eliminates such ambiguity or uncertainty.

(xvii) In the event of any dispute between or conflicting claims by or among the Payors and/or any other person or entity with respect to any Escrow Property, the Escrow Agent shall be entitled, in its sole discretion, to refuse to comply with any and all claims, demands or instructions with respect to such Escrow Property so long as such dispute or conflict shall continue, and the Escrow Agent shall not be or become liable in any way to the Payors for failure or refusal to comply with such conflicting claims, demands or instructions. The Escrow Agent shall be entitled to refuse to act until, in its sole discretion, either (A) such conflicting or adverse claims or demands shall have been determined by a final order, judgment or decree of a court of competent jurisdiction, which order, judgment or decree is not subject to appeal, or settled by agreement between the conflicting parties as evidenced in a writing reasonably satisfactory to the Escrow Agent or (B) the Escrow

Agent shall have received security or an indemnity satisfactory to it sufficient to hold it harmless from and against any and all Losses which it may incur by reason of so acting. Any court order, judgment or decree shall be accompanied by a legal opinion by counsel for the presenting party, reasonably satisfactory to the Escrow Agent, to the effect that said order, judgment or decree represents a final adjudication of the rights of the parties by a court of competent jurisdiction, and that the time for appeal from such order, judgment or decree has expired without an appeal having been perfected. The Escrow Agent shall act on such court order and legal opinions without further question. The Escrow Agent may, in addition, elect, in its sole discretion, to commence an interpleader action or seek other judicial relief or orders as it may deem, in its sole discretion, reasonably necessary. The reasonable costs and expenses (including reasonable attorneys’ fees and expenses) incurred in connection with such proceeding shall be paid in equal proportions by, and shall be deemed several obligations of, the Payors.

(xviii) Any corporation or association into which the Escrow Agent in its individual capacity may be merged or converted or with which it may be consolidated, or any corporation or association resulting from any merger, conversion or consolidation to which the Escrow Agent in its individual capacity shall be a party, or any corporation or association to which all or substantially all the corporate trust business of the Escrow Agent in its individual capacity may be sold or otherwise transferred, shall be the Escrow Agent under this Agreement without further act.

(xix) The Escrow Agent shall provide to Payors monthly statements identifying transactions, transfers or holdings of Escrow Property and each such statement shall be deemed to be correct and final upon receipt thereof by the Payors unless the Payors notify the Escrow Agent in writing to the contrary within thirty (30) Business Days of the date of such statement.

(xx) A NEW ACCOUNT: To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When an account is opened, we will ask for information that will allow us to identify relevant parties; provided, however, that the Escrow Agent will enter into a confidentiality agreement on terms acceptable to the Payors and the Escrow Agent in the event the Escrow Agent requests confidential information.

6. Resignation or Removal of Escrow Agent.

(i) The Payors may remove the Escrow Agent at any time by giving to the Escrow Agent thirty (30) calendar days’ prior notice in writing signed by all of the Payors. The Escrow Agent may resign at any time by giving the Payors thirty (30) calendar days’ prior written notice thereof.

(ii) On or prior to the date that is ten (10) calendar days after giving the foregoing notice of removal to the Escrow Agent or receiving the foregoing notice of resignation from the Escrow Agent (the “Removal Date”), all Payors shall agree on and appoint a successor Escrow Agent. If a successor Escrow Agent has not accepted such appointment as of the Removal Date, the Company and Purchaser on or prior to the date that is ten (10) calendar days after the Removal Date (the “Return Date”) shall deliver to the Escrow Agent joint written instructions in the form attached hereto as Exhibit E (the “Return Instructions”) authorizing and directing the Escrow Agent to release the Escrow Property to the account designated in the Return Instructions, and the Escrow Agent shall, not later than two Business Days after receipt of the Return Instructions, so release the Escrow Property in accordance with such Return Instructions. If such Return Instructions are not delivered to the Escrow Agent on or prior to the Return Date, the Escrow Agent may apply to a court of competent jurisdiction for the appointment of a successor Escrow Agent or for other appropriate relief. The costs and expenses (including reasonable attorneys’ fees and expenses) incurred by the Escrow Agent in connection with such proceeding shall be paid in equal proportions by, and be deemed several obligations of, the Payors. In the event of any such resignation or removal, the Escrow Agent shall have no further obligation with respect to the Escrow Property.

(iii) Upon receipt of the identity of the successor Escrow Agent, the Escrow Agent shall either deliver the Escrow Property then held hereunder to the successor Escrow Agent, less the Escrow Agent’s fees, costs and expenses or other obligations owed to the Escrow Agent, or hold such Escrow Property (or any portion thereof), pending distribution, until all such fees, costs and conclusively expenses or other obligations are paid.

(iv) Upon delivery of the Escrow Property to the successor Escrow Agent, the Escrow Agent shall have no further duties, responsibilities or obligations hereunder.

7. Term. This Agreement shall continue in full force and effect until the Escrow Property has been transferred in accordance with Section 3 hereof.

8. Investment of Escrow Property.

The Escrow Agent shall initially invest the Cash Deposit in “Citi Institutional Cash Reserves (234)”, an onshore money market fund having a Standard & Poor’s Ratings Services rating of not less than “AAAm” and thereafter the Escrow Agent shall invest or reinvest Escrow Property, without distinction between principal and income, in accordance with joint written instructions delivered by the Payors to the Escrow Agent specifying any one or more of the investments listed on Exhibit F hereto, provided such investments maintain a rating of at least “AAAm” by Standard & Poor’s Ratings Services or “Aaa” by Moody’s Investors Service, Inc.

The Escrow Agent shall have no obligation to invest or reinvest the Escrow Property if all or a portion of the Escrow Property is deposited with the Escrow Agent after 11:00 a.m. (E.S.T.) on the day of deposit. Instructions to invest or reinvest that are received after 11:00 a.m. (E.S.T.) will be treated as if received on the following Business Day in New York.

The Escrow Agent shall have the power to sell or liquidate the foregoing investments whenever the Escrow Agent shall be required to release the Escrow Property pursuant to the terms hereof. The Escrow Agent shall have no responsibility for any investment losses resulting from the investment, reinvestment or liquidation of the Escrow Property, provided that the Escrow Agent has made such investment, reinvestment or liquidation in accordance with the terms of this Agreement. Any interest or other income received on such investment and reinvestment of the Escrow Property shall become part of the Escrow Property.

It is agreed and understood that the Escrow Agent may earn fees associated with the investments outlined above.

Any investment direction contained herein may be executed through an affiliated broker dealer of the Escrow Agent and shall be entitled to such usual and customary fee. Neither Citigroup nor any of its affiliates assume any duty or liability for monitoring the investment rating.

The Escrow Agent shall have no liability for any loss arising from or related to any such investment other than in accordance with Section 5 hereof.

9. Miscellaneous.

(i) Time Periods. Whenever under the terms hereof the time for giving a notice or performing an act falls upon a Saturday, Sunday or a banking holiday in New York, such time shall be extended to the next day on which the Escrow Agent is open for business. “Business Day” shall mean any day on which the Escrow Agent is open for business.

(ii) Invalidity. If any one or more of the provisions contained in this Agreement or in any other instrument referred to herein shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, the parties shall use their reasonable efforts, including the amendment of this Agreement, to ensure that this Agreement shall reflect as closely as practicable the intent of the parties hereto on the date hereof.

(iii) Notices. All notices, demands, requests, consents, approvals or other communications (collectively, “Notices”) required or permitted to be given hereunder or that are given with respect to this Agreement shall be in English and in writing and shall be personally served, delivered by a nationally recognized overnight delivery service with charges prepaid, or transmitted by hand delivery, or facsimile, addressed as set forth below, or to such other address as such party shall have specified most recently by written Notice. Notice shall be deemed given on the date of service or transmission if personally served or transmitted by facsimile with confirmation of receipt; provided, that if delivered or transmitted on a day other than a Business Day or after 11:00 a.m. (E.S.T.), notice shall be deemed given on the next Business Day. Notice otherwise sent as provided herein shall be deemed given on the next Business Day following timely deposit of such Notice with an overnight delivery service:

if to the Company, to:

Sunstone Hotel Investors, Inc.

903 Calle Amanecer, Suite 100

San Clemente, California 92673

Attention: Jon D. Kline

Tel: 949-369-4000

Facsimile: 949-369-3179

with a copy to:

Sullivan & Cromwell LLP

1888 Century Park East

Los Angeles, California 90067

Attention: Alison S. Ressler or Steven B. Stokdyk

Tel: 310-712-6600

Facsimile: 310-712-8800

Wiring Instructions for the Company:

Bank Name: Wells Fargo Bank

ABA Number: 121 000 248

Account Name: Sunstone Hotel Investors, Inc.

Account Number: 4121049027

Reference: GIC Funds

if to Purchaser, to:

GIC Real Estate, Inc.

156 West 56th, Suite 1900

New York, NY 10010

Attention: Adam Gallistel

Tel: 212.468.1922

Facsimile No.: 212-468-1940

Email: agallistel@gicre.com

with copies to:

GIC Real Estate, Inc.

One Bush Street, Suite 1100

San Francisco, CA 94104

Attention: Joan Atwood

Facsimile: 415-229-1812

Email: jatwood@gicre.com

168 Robinson Road

#37-01 Capital Tower

Singapore 068912

Attention: Company Secretary

Tel: 65-6889-8680

Facsimile: 65-6889-6878

Email: limyokepeng@gic.com.sg

Skadden, Arps, Slate, Meagher & Flom LLP

333 West Wacker Drive

Chicago, Illinois 60606

Attention: Gary P. Cullen

Tel: 312-407-0700

Facsimile: 312-407-0411

Email: gcullen@skadden.com

if to the Escrow Agent, to:

Citibank, N.A. Agency & Trust

388 Greenwich St., 14th Fl.

New York, NY 10013

Attention: Mary Ellen Connolly, AVP

Tel: 212-816-5650

Fax: 212-657-2762

Wiring Instructions for the Escrow Agent:

Bank Name: Citibank, N.A.

ABA Number: 021 000 089

Account Name: Escrow Concentration

Account Number: 36855852

For Credit To: 795689 GlC/Sunstone Escrow

The inability to deliver any Notice because of changed address of which no Notice was given, shall be deemed to be receipt of the notice as of the date of such inability to deliver.

Notwithstanding anything to the contrary contained herein, any and all notices to the Escrow Agent shall be deemed effective only upon actual receipt by the Escrow Agent. The Escrow Agent is authorized to comply with and rely upon any notices, instructions or other communications believed by it to have been sent or given by the Payors or by a person or persons authorized by the Payors.

(iv) Counterparts. This Agreement may be executed by each of the parties hereto in any number of counterparts, each of which, when so executed and delivered, shall be deemed an original, and all of which together shall constitute one and the same agreement. Counterparts to this Agreement may be delivered via facsimile.

(v) Amendment. This Agreement may not be amended or modified except by a written agreement signed by each of the parties hereto.

(vi) Governing Law; Waiver of Immunities. This Agreement shall be interpreted, construed, enforced and administered in accordance with the internal substantive laws (and not the choice of law rules) of the State of New York. Each of the Payors hereby submits to the personal jurisdiction of, and each agrees that all proceedings relating hereto shall be brought in, courts located within the City and State of New York. Each of the Payors hereby waives the right to trial by jury and to assert counterclaims in any such proceedings. To the extent that in any jurisdiction any Payor may be entitled to claim, for itself or its assets, immunity from suit, execution, attachment (whether before or after judgment) or other legal process, each hereby irrevocably agrees not to claim, and hereby waives, such immunity. Each Payor waives personal service of process and consents to service of process by certified or registered mail, return receipt requested, directed to it at the address last specified for notices hereunder, and such service shall be deemed completed ten (10) calendar days after the same is so mailed.

(vii) Entire Agreement. This Agreement shall constitute the entire agreement among the parties hereto with respect to the subject matter hereof and supersede all prior agreements and undertakings, both written and oral, among Purchaser, the Company and the Escrow Agent with respect to the subject matter hereof.

(viii) Beneficiaries. Nothing in this Agreement, express or implied, is intended to confer upon any other Person any rights or remedies of any nature under or by reason of this Agreement, except as expressly provided herein.

(ix) Assignment. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Purchaser may transfer its rights and obligations under this Agreement to affiliates of Government of Singapore Investment Corporation (Realty) Pte Ltd without the consent of the Company or the Escrow Agent.

(x) Security Procedures and Written Instructions. All instructions required under this Agreement will be delivered to the Escrow Agent in writing, in either original or facsimile form, executed by an Authorized Person, as hereinafter defined, of the Payor(s). The identity of such Authorized Persons, as well as their specimen signatures, will be delivered to the Escrow Agent in the form of an Incumbency Certificate in the form of Exhibit G and will remain in effect until Payor(s) notifies the Escrow Agent of any change (“Authorized Persons”). In its capacity as Escrow Agent, the Escrow Agent will accept all instructions and documents complying with the above under the indemnities provided in this Agreement, and reserves the right to refuse to accept any instructions or documents which fail, or appear to fail, to comply. Further to this procedure, the Escrow Agent reserves the right to telephone an Authorized Person to confirm the details of such instructions or documents if they are not already on file with the Escrow Agent as standing instructions. The Escrow Agent and Payors agree that the above constitutes a commercially reasonable security procedure.

(xi) Taxes. The Escrow Agent does not have any interest in the Escrow Property deposited hereunder but is serving as escrow holder only and having only possession thereof. The Payors, severally and in equal proportions, shall pay or reimburse the Escrow Agent upon request for any transfer taxes or other taxes relating to the Escrow Property incurred in connection herewith, shall indemnify and hold harmless the Escrow Agent from any amounts that it is obligated to pay in the way of such taxes, and agree that the foregoing indemnification shall survive the termination of this Agreement. Upon execution of this Agreement, the Company shall provide the Escrow Agent with a fully executed Internal Revenue Service (“IRS”) Form W-9, which shall include the Company’s Tax Identification Number, and the Purchaser shall provide the Escrow Agent with a fully executed IRS Form W-8EXP. hi addition, all interest or other income earned with respect to the Escrow Property shall be allocated and/or paid as directed in a joint written direction of the Purchaser and the Company and reported by the recipient to the IRS or other taxing authority. Notwithstanding such written directions, the Escrow Agent shall report and, as required, withhold any taxes as it determines may be required by any law or regulation in effect at the time of the distribution. In the absence of timely direction, all proceeds of the Escrow Property shall be retained in the Escrow Account and reinvested from time to time by the Escrow Agent as provided in Section 8. In the event that any earnings remain undistributed at the end of any calendar year, the Escrow Agent shall report to the IRS or such other taxing authority such earnings as it deems appropriate or as required by any applicable law or regulation or, to the extent consistent therewith, as directed in writing by the Purchaser and the Company. In addition, the Escrow Agent shall withhold any taxes it deems appropriate and shall remit such taxes to the appropriate taxing authorities.

(xii) Legal Opinion. Any court order shall be accompanied by a legal opinion by counsel for the presenting party reasonably satisfactory to the Escrow Agent to the effect that said order is final and non-appealable. The Escrow Agent shall act on such court order and legal opinions without further question.

(xiii) Due Authorization. Each Payor hereby represents and warrants (A) that this Agreement has been duly authorized, executed and delivered on its behalf and constitutes its legal, valid and binding obligation and (B) that the execution, delivery and performance of this Agreement by the Payor(s) does not and will not violate any applicable law or regulation.

(xiv) Use of Name. No printed or other material in any language, including prospectuses, notices, reports, and promotional material which mentions “Citibank, N.A.” by name or the rights, powers, or duties of the Escrow Agent under this Agreement shall be issued by any other parties hereto, or on such party’s behalf, without the prior written consent of the Escrow Agent.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, this Agreement has been executed by the parties as of the date first above written.

SUNSTONE HOTEL INVESTORS, INC.

By:	/s/ JON D. KLINE

Name:	Jon D. Kline
Title:	Executive Vice President

BIP REIT PRIVATE LIMITED

By:	/s/ HOWARD MARGOLIS

Name:	Howard Margolis
Title:	Authorized Signatory

CITIBANK, N.A.

By:	/s/ CAMILLE TOMAO

Name:	Camille Tomao
Title:	Vice President

Signature Page to Escrow Agreement

EXHIBIT A-1

[Form of Escrow Agent Receipt of Cash Deposit]

SUNSTONE HOTEL INVESTORS, INC.

Attention: Jon D. Kline

Telephone: 949-369-4000

Facsimile: 949-369-3179

BIP REIT PRIVATE LIMITED

Attention: Adam Gallistel

Telephone: 212.468.1922

Facsimile No.: 212-468-1940

Reference is made to the Escrow Agreement, dated April 27, 2005 (the “Escrow Agreement”), by and among (i) Sunstone Hotel Investors, Inc., a corporation organized under the laws of the State of Maryland (the “Company”), (ii) BIP REIT Private Limited, a Singapore corporation (together with its successors and assigns, the “Purchaser”) and (iii) Citibank, N.A., a national banking institution incorporated under the laws of the United States of America (the “Escrow Agent”). All capitalized terms used and not otherwise defined herein shall have the respective meanings set forth in the Escrow Agreement.

Pursuant to Section 2 of the Escrow Agreement, the Escrow Agent hereby acknowledges receipt from Purchaser, as described in Section 2 of the Escrow Agreement, of the Cash Deposit.

IN WITNESS WHEREOF, the undersigned has executed this Receipt this              day of                     , 2005.

Citibank, N.A., as the Escrow Agent

Name:
Title:

cc:	Sullivan & Cromwell LLP
Skadden, Arps, Slate, Meagher & Flom LLP

EXHIBIT A-2

[Form of Escrow Agent Receipt of Escrowed Shares]

SUNSTONE HOTEL INVESTORS, INC.

Attention: Jon D. Kline

Telephone: 949-369-4000

Facsimile: 949-369-3179

BIP REIT PRIVATE LIMITED

Attention: Adam Gallistel

Telephone: 212.468.1922

Facsimile No.: 212-468-1940

Reference is made to the Escrow Agreement, dated April 27, 2005 (the “Escrow Agreement”), by and among (i) Sunstone Hotel Investors, Inc., a corporation organized under the laws of the State of Maryland (the “Company”), (ii) BIP REIT Private Limited, a Singapore corporation (together with its successors and assigns, the “Purchaser”) and (iii) Citibank, N.A., a national banking institution incorporated under the laws of the United States of America (the “Escrow Agent”). All capitalized terms used and not otherwise defined herein shall have the respective meanings set forth in the Escrow Agreement.

Pursuant to Section 2 of the Escrow Agreement, the Escrow Agent hereby acknowledges receipt from the Company, as described in Section 2 of the Escrow Agreement, of the Escrowed Shares.

IN WITNESS WHEREOF, the undersigned has executed this Receipt this              day of                     ,2005.

Citibank, N.A., as the Escrow Agent

Name:
Title:

cc:	Sullivan & Cromwell LLP
Skadden, Arps, Slate, Meagher & Flom LLP

EXHIBIT B

[Form of Closing Instructions]

Citibank, N.A. Agency & Trust

388 Greenwich St., 14th Fl.

New York, NY 10013

Attention: Mary Ellen Connolly, AVP

Tel: 212-816-5650

Fax: 212-657-2762

This notice is given pursuant to Section 3(i) of the Escrow Agreement, dated April 27, 2005 (the “Escrow Agreement”), by and among (i) Sunstone Hotel Investors, Inc., a corporation organized under the laws of the State of Maryland (the “Company”), (ii) BIP REIT Private Limited, a Singapore corporation (together with its successors and assigns, the “Purchaser”) and (iii) Citibank, N.A., a national banking institution incorporated under the laws of the United States of America (the “Escrow Agent”). All capitalized terms used and not otherwise defined herein shall have the respective meanings set forth in the Escrow Agreement.

You are hereby notified that the Closing shall take place at      a.m. (EST) (the “Closing Time”), at the offices of                             .

1. You are hereby authorized and directed to release the Cash Escrow Fund to the Company at the Closing Time to the following account:

Bank Name: Wells Fargo Bank

ABA Number: 121 000 248

Account Name: Sunstone Hotel Investors, Inc.

Account Number: 4121 049027

Reference: GIC Funds

2. You are hereby authorized and directed to deliver the shares of Common Stock or other property (other than cash) in the Stock Escrow Fund to the Purchaser at the Closing Time at the following address and to release any cash in the Stock Escrow Fund to the Purchaser at the Closing Time to the following account:

Shares/Other Property	Cash
GIC Real Estate, Inc.	Bank Name:
156 West 56th, Suite 1900	ABA Number:
New York, NY 10010	Account Name:
Attention: Adam Gallistel	Account Number:
For Credit To:

This notice was sent on                                  ,              at         :                 .m.

SUNSTONE HOTEL INVESTORS, INC.

By:

Name:
Title:

BIP REIT PRIVATE LIMITED

By:

Name:
Title:

EXHIBIT C

[Form of Early Termination Instructions]

Citibank, N.A. Agency & Trust

388 Greenwich St., 14th Fl.

New York, NY 10013

Attention: Mary Ellen Connolly, AVP

Tel: 212-816-5650

Fax: 212-657-2762

This notice is given pursuant to Section 3(ii) of the Escrow Agreement, dated April 27, 2005 (the “Escrow Agreement”), by and among (i) Sunstone Hotel Investors, Inc., a corporation organized under the laws of the State of Maryland (the “Company”), (ii) BIP REIT Private Limited, a Singapore corporation (together with its successors and assigns, the “Purchaser”) and (iii) Citibank, N.A., a national banking institution incorporated under the laws of the United States of America (the “Escrow Agent”). All capitalized terms used and not otherwise defined herein shall have the respective meanings set forth in the Escrow Agreement.

You are hereby notified that the Acquisition Agreement has been terminated as of                     ,              2005.

1. You are hereby authorized and directed to release the Cash Escrow Fund to the Purchaser as soon as reasonably practicable (but in any event no later than two Business Days after the date of receipt hereof) to the following account:

Bank Name:

ABA Number:

Account Name:

Account Number:

For Credit To:

2. You are hereby authorized and directed to deliver the shares of Common Stock or other property (other than cash) in the Stock Escrow Fund to the Company at the following address and to release any cash in the Stock Escrow Fund to the Company to the following account, in each case as soon as reasonably practicable (but in any event no later than two Business Days after the date of receipt hereof):

Shares/Other Property	Cash
Sunstone Hotel Investors, Inc.	Bank Name: Wells Fargo Bank
903 Calle Amanecer, Suite 100	ABA Number: 121 000 248
San Clemente, California 92673	Account Name: Sunstone Hotel Investors, Inc.
Attention: Jon D. Kline	Account Number: 4121049027
Reference: GIC Funds

This notice was sent on                                  ,                      at         :                 . m.

SUNSTONE HOTEL INVESTORS, INC.

By:

Name:
Title:

BIP REIT PRIVATE LIMITED

By:

Name:
Title:

EXHIBIT D

[Form of Purchaser Instructions]

Citibank, N.A. Agency & Trust

388 Greenwich St., 14th Fl.

New York, NY 10013

Attention: Mary Ellen Connolly, AVP

Tel: 212-816-5650

Fax: 212-657-2762

This notice is given pursuant to Section 3(iii) of the Escrow Agreement, dated April 27,2005 (the “Escrow Agreement”), by and among (i) Sunstone Hotel Investors, Inc., a corporation organized under the laws of the State of Maryland (the “Company”), (ii) BIP REIT Private Limited, a Singapore corporation (together with its successors and assigns, the “Purchaser”) and (iii) Citibank, N.A., a national banking institution incorporated under the laws of the United States of America (the “Escrow Agent”). All capitalized terms used and not otherwise defined herein shall have the respective meanings set forth in the Escrow Agreement.

You are hereby notified that [the Acquisition Agreement has been terminated as of                          , 2005] [the Closing has not occurred as of September 23, 2005].

Cash Escrow Fund

1. You are hereby authorized and directed to release the Cash Deposit and the Earnings that accrued on the Cash Deposit through and including June 30, 2005 to the Purchaser as soon as reasonably practicable (but in any event no later than two Business Days after the date of receipt hereof) to the following account:

Bank Name:

ABA Number:

Account Name:

Account Number:

For Credit To:

2. You are hereby authorized and directed to release the Earnings that accrued on the Cash Deposit from and after July 1, 2005 to the Company as soon as reasonably practicable (but in any event no later than two Business Days after the date of receipt hereof) to the following account:

Bank Name: Wells Fargo Bank

ABA Number: 121 000 248

Account Name: Sunstone Hotel Investors, Inc.

Account Number: 4121 049027

Reference: GIC Funds

Stock Escrow Funds

You are hereby authorized and directed, on the date the Company delivers to the Escrow Agent the dividend with respect to the Escrowed Shares for the quarter in which such termination or such Refund Date occurs (the “Dividend Payment Date”) (which the Company presently expects will be on or about October 15, 2005 with respect to the dividend for the third quarter of 2005):

1. To release to the Purchaser the portion of the Distributions attributable to the Escrowed Shares for the period from July 1, 2005 through the date hereof to the following address or account, as applicable:

Shares/Other Property	Cash
GIC Real Estate, Inc. 156 West 56th, Suite 1900 New York, NY 10010 Attention: Adam Gallistel	Bank Name:
ABA Number:
Account Name:
Account Number:
For Credit To:

2. To release to the Company to the following address or account, as applicable, (a) the portion of the Distributions attributable to the Escrowed Shares for the period prior to and including June 30, 2005, (b) the portion of the Distributions attributable to the Escrowed Shares for the period after the date hereof through the Dividend Payment Date and (c) the Escrowed Shares:

Shares/Other Property	Cash
Sunstone Hotel Investors, Inc. 903 Calle Amanecer, Suite 100 San Clemente, California 92673 Attention: Jon D. Kline	Bank Name: Wells Fargo Bank
ABA Number: 121 000 248
Account Name: Sunstone Hotel Investors, Inc.
Account Number: 4121 049027
Reference: GIC Funds

This notice was sent on                                  ,              at         :                 . m.

SUNSTONE HOTEL INVESTORS, INC.

By:

Name:
Title:

BIP REIT PRIVATE LIMITED

By:

Name:
Title:

EXHIBIT E

[Form of Return Instructions]

Citibank, N.A. Agency & Trust

388 Greenwich St., 14th Fl.

New York, NY 10013

Attention: Mary Ellen Connolly, AVP

Tel: 212-816-5650

Fax: 212-657-2762

This notice is given pursuant to Section 6(ii) of the Escrow Agreement, dated April 27, 2005 (the “Escrow Agreement”), by and among (i) Sunstone Hotel Investors, Inc., a corporation organized under the laws of the State of Maryland (the “Company”), (ii) BIP REIT Private Limited, a Singapore corporation (together with its successors and assigns, the “Purchaser”) and (iii) Citibank, N.A., a national banking institution incorporated under the laws of the United States of America (the “Escrow Agent”). All capitalized terms used and not otherwise defined herein shall have the respective meanings set forth in the Escrow Agreement.

1. You are hereby authorized and directed to release the Cash Escrow Fund as soon as reasonably practicable (but in any event no later than two Business Days after the date of receipt hereof) to the following account:

Bank Name:

ABA Number:

Account Name:

Account Number:

For Credit To:

2. You are hereby authorized and directed to deliver the shares of Common Stock or other property (other than cash) in the Stock Escrow Fund to the following address and to release any cash in the Stock Escrow Fund to the following account, in each case as soon as reasonably practicable (but in any event no later than two Business Days after the date of receipt hereof):

Shares/Other Property	Cash
[Name]	Bank Name:
[Address]	ABA Number:
Attention:	Account Name:
Account Number:
For Credit To:

This notice was sent on                         ,              at         :                 . m.

SUNSTONE HOTEL INVESTORS, INC.

By:

Name:
Title:

BIP REIT PRIVATE LIMITED

By:

Name:
Title:

EXHIBIT E

[MONEY MARKET FUNDS (OFFSHORE)]

EXHIBIT F

FORM OF INCUMBENCY CERTIFICATE

The undersigned certifies that s/he is the                      of                      , a                      corporation (the “Company”), and as such s/he is authorized to execute this Certificate and further certifies that the following persons have been elected or appointed, are qualified, and are now acting as officers of the Company in the capacity or capacities indicated below, and that the signatures set forth opposite their respective names are their true and genuine signatures. S/he further certifies that any of the persons listed below is authorized individually or jointly with one other person to sign agreements and give written instructions with regard to any matters pertaining to the Escrow Agreement dated April 27, 2005 and the appointment of Citibank N.A. as Escrow Agent:

Name	Title / Phone	Signature

/

/

/

IN WITNESS WHEREOF, I have hereunto set my hand and affixed the corporate seal of the Company this                      day of                     , 2005.

Name:
Title:

The above listed persons (must list at least two individuals) have been designated Authorized Persons under the Escrow Agreement.